Exhibit 10.5

AMENDMENT NO. 1 TO PROMISSORY NOTE

AMENDMENT NO. 1 TO PROMISSORY NOTE (the "NOTE"), dated as of March 31, 2010 (this “Amendment”), among CORNERWORLD CORPORATION, a Nevada corporation (the “Borrower”) and MARC PICKREN (“Lender”).

WITNESSETH:

WHEREAS, on August 28, 2009, the Borrower and the Lender party thereto entered into the Promissory Note dated as of February 23, 2009 (as it may be amended from time to time, the “Promissory Note”).

WHEREAS, the Borrower has requested, and the Lender has agreed, to amend the Promissory Note as set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, and for other good and valuable consideration, notwithstanding any provisions of the Promissory Note to the contrary, the parties hereto hereby agree to amend and replace in its entirety ARTICLE I (a), as follows:

a) Principal on the Note will be paid according to Schedule A, as attached hereto.

/s/ Scott N. Beck
By: Scott N. Beck
CORNERWORLD CORPORATION
Its: Chief Executive Officer

/s/ Marc Pickren
By: Marc Pickren

Schedule A to Promissory Note:

Scheduled Payment Date	Amount

June 2, 2009	$1,074

March 31, 2010	$300

April 30, 2010	$300

May 31, 2010	$300

June 30, 2010	$300

July 31, 2010	$300

August 31, 2010	$300

September 30, 2010	$300

October 31, 2010	$300

November 30, 2010	$300

December 31, 2010	$300

March 31, 2011	$4,500

June 30, 2011	$4,500

September 30, 2011	$4,500

December 31, 2011	$4,500

March 31, 2012	$4,500

June 30, 2012	$4,500

September 30, 2012	$4,500

December 31, 2012	$9,426